Agenda Call to Order Introductions Approval of 2019 Minutes Nomination and Election of Directors Approval of the Selection of Auditors Approval of Executive Compensation Determination of Frequency of Votes on Executive Compensation Business Update Question and Answer Session Announcement of Preliminary Voting Results on All Matters Presented Adjournment Annual Meeting of Shareholders April 14, 2020 Exhibit 99.1

Fifth Third Bancorp Annual Meeting of Shareholders April 14, 2020 Please refer to earnings release dated January 22, 2020 and 10-K dated March 2, 2020 for further information about our performance in 2019, including full-year results reported on a U.S. GAAP basis.

Slide 2: Source of strength and stability

$169 Billion
Total Assets

- 10th largest U.S. based commercial bank
- Diversified loan portfolio; diversified revenue stream
- Heavily core funded; strong liquidity profile

FIFTH THIRD BANCORP CAPITAL RATIOS



13.8%
11.0%
9.7%
8.4%
Tangible Common Equity Ratio[1]
CET1 Capital Ratio
Tier I Capital Ratio
Total Capital Ratio
Regulatory "well-capitalized" levels

90%
Loan-to-core deposit ratio

- Best level in ~15 years
- Highest deposit balance in the Company's history
- Over $4 billion in holding company cash on-hand
- Over $60 billion in contingent liquidity

9.75%
Common Equity Tier 1

- Over 300 basis points above well-capitalized CET1 level
- Capital levels 300 basis points higher than industry crisis era levels
- Asset quality metrics remain historically low

All data as of December 31, 2020; Ranking from S&P Global Market Intelligence and regulatory filings; [1]Tangible common equity ratio, excluding accumulated other comprehensive income is a non-GAAP measure. See discussion of non-GAAP and Reg. G reconciliation beginning on page 27 of the 4Q19 earnings release.

2

© Fifth Third Bancorp | All Rights Reserved

Slide 3: Well positioned for the current environment Credit risk management Interest rate, capital and liquidity risk management Limited leveraged lending exposures (down ~50% since 2015) Well positioned given previous balance sheet optimization CRE as a percentage of total capital <80% lowest among peers $11BN in hedges to mitigate impact of lower rates Peer-leading NIM performance year-over-year Loan-to-core deposit ratio of 90% lowest in 15+ years Strong CET1 of 9.75% Fee growth and expense management Mortgage banking and financial risk management positioned to perform well in the current environment Highly focused on disciplined and prudent expense management

Slide 4: Taking care of our customers and our employees in response to the coronavirus More information is available at www.53.com Up to $1,000 special payment to Banking center, operations and call center employees providing essential banking services Commitment to continue to pay employees if they become sick, are taking care of a family member who is ill or are navigating daycare or school closures Vehicle Payment Deferral Program Consumer Credit Card Payment Waiver Mortgage and Home Equity Program Suspension of Vehicle Repossessions Suspension of Foreclosures Consumer Fee Waiver Program Consumer hardship assistance Paycheck Protection Program for small businesses Temporarily increasing SBA Express program maximum to $1 million (from $350,000) Payment Deferral Program Fee Waiver Program Small Business Association Disaster Assistance Leveraging strength of our balance sheet for customers to draw down on lines of credit Business hardship assistance Taking care of our employees

We are ahead of pace to deliver on the five-year, $32 billion Community Commitment plan Through 2019, we have invested approximately $29.2 billion of its total lending and investment commitment since 2016, including: $12 billion in mortgage lending $8.5 billion in community development lending $7.9 billion in small business lending $86.7 million in philanthropic donations One example of our commitment is our recently announced $100 million investment in projects that support community development More than 133,000 high school students completed courses offered through the Fifth Third Finance Academy in 2018-2019 Over 147,000 employee volunteer hours Nearly 3 million meals provided through annual “Feeding our Communities” program, triple our original goal In 2019, we saw substantial progress towards our 2022 sustainability goals*: Reduced greenhouse gas emissions 32% (exceeding our goal of a 25% reduction) Reduced water consumption 30% (exceeding our goal of a 20% reduction) Reduced energy use 18% (25% goal) Reduced landfill waste 6% (20% goal) As of August, purchasing 100% Green Power** (achieving our goal of 100%) Slide 5: Strengthening our communities Committed to environmental sustainability leadership * Energy use, greenhouse gas (GHG) emissions, and water consumption calculations are relative to a 2014 baseline and are calculated for owned or ground-leased buildings where we receive a utility bill. GHG emissions are location-based using national average emissions factors. Energy use and water use are calculated per square foot. Landfill waste is relative to a 2018 baseline and calculated per FTE. ** The Aulander Holloman Solar Project’s grand opening occurred on August 29, 2019, making Fifth Third the first Fortune 500 company to achieve 100% solar power on a forward-looking basis. For calendar year 2019, the project provided Fifth Third with 84,840 MWh of Solar Renewable Energy Certificates which we estimate to correspond to 49% green power. Final energy consumption, GHG emissions, and green power calculations for 2019 will be reported to the CDP in July 2020. $8.75 million philanthropic commitment to help address the effects of the COVID-19 pandemic Community Commitment in response to COVID-19

If you were unable to submit a question through the virtual meeting or have additional questions after the meeting, please send an email to Investor Relations at ir@53.com Question & Answer Session

Remain well-positioned to navigate the uncertain economic environment Resilient Balance Sheet Proactive Management Diversified Revenue Mix 1 2 3

Agenda Call to Order Introductions Approval of 2019 Minutes Nomination and Election of Directors Approval of the Selection of Auditors Approval of Executive Compensation Determination of Frequency of Votes on Executive Compensation Business Update Question and Answer Session Announcement of Preliminary Voting Results on All Matters Presented Adjournment Annual Meeting of Shareholders April 14, 2020

Cautionary statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this document. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) risks relating to Fifth Third’s ability to realize the anticipated benefits of the merger with MB Financial, Inc.; (36) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (37) potential dilution from future acquisitions; (38) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (39) results of investments or acquired entities; (40) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (41) inaccuracies or other failures from the use of models; (42) effects of critical accounting policies and judgments or the use of inaccurate estimates; (43) weather-related events, other natural disasters, or health emergencies; and (44) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.